CONFIDENTIAL TREATMENT REQUESTED                                    EXHIBIT 10.9

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 24(b)(2) OF THE SECURITIES AND EXCHANGE ACT OF 1934. CONFIDENTIAL TREATMENT REQUESTED IS REQUESTED AND IS NOTED WITH "[CONFIDENTIAL TREATMENT REQUESTED]." AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN PREVIOUSLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                             RESEARCH COLLABORATION
                                   AND LICENSE
                                    AGREEMENT
                                  BY AND AMONG
                      ADVANCED CARDIOVASCULAR DEVICES, INC.
                                       AND
                                 SOMANTA LIMITED
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                                              [CONFIDENTIAL TREATMENT REQUESTED]


                  RESEARCH COLLABORATION AND LICENCE AGREEMENT
                  --------------------------------------------

         This agreement dated August 1, 2004 is between:

         (1) ADVANCED CARDIOVASCULAR DEVICES, INC. ("ACD"); a California corporation with principal address at 26261 Glen Canyon, Laguna Hills, CA 92653.

         (2) SOMANTIS LIMITED ("Somantis") a company incorporated in England and Wales, (with company number 4201851) whose registered office is at 117 Alexandra Park Road, London N10 2DP.

         RECITALS:

         A. Somantis is the owner of the Somantis Intellectual Property (as defined below).

         B. Somantis is willing to grant to ACD and ACD is willing to accept, a license of the Somantis Intellectual Property (as defined below), solely for use in the Field (as defined below).

         C. ACD is willing to use the Somantis Intellectual Property to carry out ACD's Project Responsibilities (as defined below) and for commercialization of the resulting products.

         NOW THEREFORE, for good and valuable consideration, included the premises and mutual promises herein, IT IS AGREED as follows:

1.       DEFINITIONS
         -----------

         In this agreement the following words shall have the following meanings:

         1.1      "ACD's Project Responsibilities"      The work to be carried
                                                        out by ACD in connection
                                                        with the Research
                                                        Project, including the
                                                        creation of a drug
                                                        coated cardiovascular
                                                        device, carrying out

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                                              [CONFIDENTIAL TREATMENT REQUESTED]


                                                        preclinical and clinical
                                                        research with the intent
                                                        to obtain regulatory
                                                        approval for the drug
                                                        coated cardiovascular
                                                        device, and if
                                                        successful in clinical
                                                        research, the
                                                        commercialization
                                                        thereof.

         1.2      "Background Information"              any information and/or
                                                        know-how made available
                                                        by either party to the
                                                        other party pursuant to
                                                        Clause 4.1.

         1.3      "Commencement Date"                   The Commencement Date
                                                        shall be the date of
                                                        signing of this
                                                        agreement.

         1.4      "Field"                               The treatment of
                                                        vascular disorders or
                                                        proliferation using
                                                        stents and devices.

         1.5      "Intellectual Property"               Trade marks, service
                                                        marks, trade names,
                                                        logos, Know-How,
                                                        patents, inventions,
                                                        rights in designs, trade
                                                        or business names,
                                                        copyrights and
                                                        topography rights
                                                        (whether or not any of
                                                        these is registered and
                                                        including applications
                                                        for registration of any
                                                        such thing) and rights
                                                        under licences and
                                                        consents in relation to
                                                        any such thing and all
                                                        rights or forms of
                                                        protection of a similar
                                                        nature or having
                                                        equivalent or similar

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                                              [CONFIDENTIAL TREATMENT REQUESTED]


                                                        effect of these which
                                                        may subsist anywhere in
                                                        the world, and all
                                                        improvements thereto.

         1.6      "Know-how"                            Technical and other
                                                        information which is not
                                                        in the public domain
                                                        including information
                                                        comprising or relating
                                                        to concepts,
                                                        discoveries, data,
                                                        designs, formulae,
                                                        ideas, inventions,
                                                        methods, models, assays,
                                                        research plans,
                                                        procedures, designs for
                                                        experiments and tests
                                                        and results of
                                                        experimentation and
                                                        testing (including
                                                        results of research or
                                                        development), processes,
                                                        laboratory records,
                                                        chemical, toxicological,
                                                        clinical, analytical and
                                                        quality control data,
                                                        trial data, case report
                                                        forms, data analyses,
                                                        reports or summaries and
                                                        information contained in
                                                        submissions to and
                                                        information from
                                                        regulatory authorities.

         1.7      "Net Sales Value"                     The [CONFIDENTIAL
                                                        TREATMENT REQUESTED] of
                                                        Royalty-bearing Products
                                                        sold or in any way
                                                        transferred of like kind
                                                        by ACD or sub-licensees
                                                        or its Affiliates to
                                                        independent third
                                                        parties in arm's length
                                                        transaction, or, where

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                                              [CONFIDENTIAL TREATMENT REQUESTED]


                                                        the Royalty-bearing
                                                        Products are sold in a
                                                        commercial transaction,
                                                        and this sale is not at
                                                        arm's length, the price
                                                        that would have been so
                                                        [CONFIDENTIAL TREATMENT
                                                        REQUESTED] if it had
                                                        been at arm's length,
                                                        after deduction of
                                                        normal trade discounts
                                                        actually granted and any
                                                        credits actually given
                                                        and, provided the
                                                        amounts are separately
                                                        charged on the relevant
                                                        [CONFIDENTIAL TREATMENT
                                                        REQUESTED], any costs of
                                                        packaging, insurance,
                                                        carriage and freight,
                                                        any value added tax or
                                                        other sales tax, and any
                                                        import duties or similar
                                                        applicable government
                                                        levies.

         1.8      "Project Intellectual Property"       All Intellectual
                                                        Property arising out of
                                                        the Research Project
                                                        including, without
                                                        limitation, the Project
                                                        Information.

         1.9      "Project Information"                 All discoveries,
                                                        inventions, results,
                                                        data, analyses, designs,
                                                        formulae, processes,
                                                        specifications, reports,
                                                        methods, know-how,
                                                        drawings or other
                                                        information arising out
                                                        of the Research Project.

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                                              [CONFIDENTIAL TREATMENT REQUESTED]


         1.10     "Project Plan"                        The plan for the
                                                        Research Project
                                                        attached hereto as
                                                        Schedule I.

         "Research Project"                             The research project
                                                        described in Clause 2.

         1.11     "Research Team"                       The persons engaged in
                                                        the Research Project.

         1.12     "Somantis Intellectual Property"      All Intellectual
                                                        Property in the Field
                                                        owned by Somantis and
                                                        created during research
                                                        carried out by Somantis
                                                        (including without
                                                        limitation the Somantis
                                                        Patents and the Somantis
                                                        Know-How).

         1.13     "Somantis Know-How"                   All Know-How in the
                                                        Field owned by Somantis
                                                        and created during
                                                        research carried out by
                                                        Somantis.

         1.14     "Somantis Patents"                    All patents and patent
                                                        applications throughout
                                                        the world, including,
                                                        but not limited to U.S.
                                                        Patent application
                                                        number [CONFIDENTIAL
                                                        TREATMENT REQUESTED],
                                                        known as the Alchemix
                                                        patent, relating to a
                                                        series of substituted
                                                        anthraquinones including
                                                        any continuations,
                                                        continuations in part,
                                                        extensions, reissues,
                                                        divisions, and any
                                                        patents, supplementary
                                                        protection certificates

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                                              [CONFIDENTIAL TREATMENT REQUESTED]


                                                        and similar rights that
                                                        are based on or derive
                                                        priority from the
                                                        foregoing, and all
                                                        improvements on
                                                        inventions in such
                                                        patents and patent
                                                        applications.

1.15     "Somantis' Project Responsibilities"           The work to be carried
                                                        out by Somantis in
                                                        connection with the
                                                        Research Project
                                                        including the production
                                                        and provision of small
                                                        amounts of Alchemix to
                                                        ACD at no cost through
                                                        phase two completion and
                                                        thereafter at cost for
                                                        research and development
                                                        purposes

2.       THE RESEARCH PROJECT
         --------------------

         2.1 ACD and Somantis shall use reasonable commercial efforts to carry out their respective Project Responsibilities with reasonable skill and care, and in accordance with the timetable set out in the Project Plan.

         2.2 At the end of each six month period commencing as of the Commencement Date, ACD shall supply Somantis with a progress report on the Research Project setting out following:

                  2.2.1 the work which ACD has carried out on the Research Project during the previous 6 months .

                  2.2.2 any data and/or results obtained during the previous 6 months; and

                  2.2.3 the work that ACD intends to carry out during the next 6 months .

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                                              [CONFIDENTIAL TREATMENT REQUESTED]


         2.3 Within 14 days of the end of each calendar quarter the parties shall meet or have a conference call to discuss progress on the Research Project in general and in particular ACD's latest progress report submitted under Clause 2.2.

3.       PAYMENT
         -------

         3.1      All sums due under this Agreement shall be paid in U.S.
Dollars.

         3.2 Sums specified in this Agreement are exclusive of Value Added Tax or any similar tax which shall be the responsibility of Somantis.

         3.3 Funds will be raised within one year of signing this agreement and within 30 days of raising the funds , ACD shall pay Somantis the non-refundable, non-deductible sum of [CONFIDENTIAL TREATMENT REQUESTED].

         3.4 If ACD fails to meet the milestone dates as set forth in clause 3.5.1 and 3.5.2, Somantis will have the right but not the obligation to terminate this agreement (including the license granted hereunder), provided, that ACD can eliminate this termination right by paying a missed milestone fees as set forth below:

                  3.4.1 [CONFIDENTIAL TREATMENT REQUESTED] after the completion of Phase I clinical study (as defined in Schedule I) but prior to ACD initiating Phase II clinical trials.

                  3.4.2 [CONFIDENTIAL TREATMENT REQUESTED] after completion of Phase II clinical trials.

                  3.4.3 [CONFIDENTIAL TREATMENT REQUESTED] after completion of Phase III clinical trials.

                  3.4.4 [CONFIDENTIAL TREATMENT REQUESTED] after FDA approval and prior to launch

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                                              [CONFIDENTIAL TREATMENT REQUESTED]


         3.5 ACD will pay Somantis a royalty of [CONFIDENTIAL TREATMENT REQUESTED] of Net Sales Value of ACD products covered by one or more claims of the Somantis Patents and also by Project Intellectual Property, for sales in the region covered only, marketed by ACD or by a third party on behalf of ACD. In the event that ACD pays other royalties for other third party intellectual property in relation to the Somantis Patents for such ACD products, ACD may reduce the royalties payable to Somantis under this section in an amount equal to the royalties payable to such third party, to a maximum reduction of [CONFIDENTIAL TREATMENT REQUESTED].

4.       OWNERSHIP AND USE OF BACKGROUND INFORMATION AND THE PROJECT
         -----------------------------------------------------------
         INTELLECTUAL PROPERTY
         ---------------------

         4.1 Each party shall make available to the other party such background information as may assist the parties in carrying out their responsibilities under the Research Project, provided that nothing in this Clause 4.1 shall oblige either party to act in breach of a confidentiality obligation owed to any third party.

         4.2 Somantis will provide to ACD at no charge, reasonable quantities of Alchemix, and any improvements thereto, as reasonably required by ACD to complete the Research Project.

         4.3 If either party makes or acquires any Project Intellectual Property it shall forthwith disclose the same in confidence to the other party. Project Intellectual Property made or acquired by ACD shall remain the property of ACD and Project Intellectual Property made or acquired by Somantis shall remain the property of Somantis. Project Intellectual Property made or acquired arising from work carried out jointly shall belong to the parties equally unless they shall otherwise agree.

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                                              [CONFIDENTIAL TREATMENT REQUESTED]


         4.4 Somantis grants to ACD a non-exclusive, royalty-free license to make use of the Somantis Intellectual Property solely for the purposes of carrying out ACD's Project Responsibilities under the Research Project.

         4.5 Somantis grants to ACD an exclusive, world-wide license of the Somantis Intellectual Property, with rights to sublicense, to make, have made, use, offer to sell, sell, import and export products for use in the Field.

         4.6 Without prejudice to the generality of Clauses 4.4 and 4.5, Somantis shall have the exclusive right to apply for patents in respect of inventions made by Somantis in the course of the Research Project, and ACD shall provide Somantis with such assistance as Somantis shall from time to time request in connection with the filing and prosecution of such patent applications.

         4.7 ACD will have the exclusive right, but not the obligation, to apply for patents in respect to inventions made by ACD, including inventions on drug coated and coating devices, and Somantis will provide ACD with such assistance ACD shall from time to time request in connection with the filing and prosecution of such patent applications.

         4.8 Somantis represents and warrants that it has the right to grant the rights granted herein to ACD, and that no other agreements or commitment conflict with this Agreement.

5.       CONFIDENTIAL INFORMATION AND PUBLICATIONS
         -----------------------------------------

         5.1      In this Agreement, subject to Clause 5.2:

                  5.1.1 "Confidential Information" belonging to Somantis shall include Somantis's Background Information, the Somantis Know-How and any other information disclosed to ACD by Somantis relating to Somantis's business, technical and/or research plans;

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                                              [CONFIDENTIAL TREATMENT REQUESTED]


                  5.1.2 "Confidential Information" belonging to ACD shall mean all Project Information and ACD's Background Information, and any other information disclosed to Somantis by ACD relating to ACD's business, technical and/or research plans.

         5.2 "Confidential Information" shall not include any information which:

                  5.2.1 is or becomes public knowledge through no improper conduct on the part of the party receiving the Confidential Information; and/or

                  5.2.2 is already lawfully possessed by the party receiving Confidential Information prior to receiving it; and/or

                  5.2.3 is obtained subsequently from a third party without any obligations of confidentiality and such third party is in lawful possession of such material and is not in violation of any contractual or legal obligation to maintain the confidentiality of such material.

         5.3 The onus shall be on the party asserting that any of the exceptions set out in Clause 5.2 apply to prove that such exceptions apply.

         5.4 Each party shall, and shall procure that its respective employees and members of the Research Team shall, keep confidential all Confidential Information belonging to the other party and shall not use any Confidential Information belonging to the other party other than for the purposes of carrying out the Research Project and/or exercising its rights hereunder.

         5.5      Each party shall take all reasonable steps to:

                  5.5.1 minimize the disclosure of Confidential Information belonging to the other party;

                  5.5.2 ensure that only the Research Team shall have access to Confidential Information belonging to the other party; and

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                                              [CONFIDENTIAL TREATMENT REQUESTED]


                  5.5.3 ensure that its Research Team members use Confidential Information belonging to the other party for the sole purpose of carrying out the Research Project or exercising its rights hereunder.

         5.6 Each party shall procure that each of its employees and members of the Research Team are bound by appropriate confidentiality and non-use obligations in respect of Confidential Information belonging to the other party.

         5.7 ACD shall be entitled to publish the results of work carried out by ACD under the Research Project provided that:

                  5.7.1 ACD has first submitted to Somantis a complete copy of the proposed text of the publication (or an abstract which includes the results to be published) at least 30 days prior to prior to its disclosure to any third party; and

                  5.7.2 the proposed publication does not contain any Confidential Information belonging to Somantis.

         5.8 Any publication of the results of the Research Project shall acknowledge the assistance of Somantis, to the extent such assistance was rendered.

         5.9 The obligations of confidentiality and non-use set out in this Clause 5 shall remain in force and shall be binding upon the parties for so long as any party has knowledge or possession of any Confidential Information belonging to the other party and for the avoidance of doubt shall survive any termination or cancellation of this Agreement.

6.       DURATION AND TERMINATION
         ------------------------

         6.1 This Agreement shall commence on the Commencement Date and shall expire on the last to expire of the Somantis Patents covering the ACD Products unless sooner terminated in accordance with the provisions of this Clause 6.

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                                              [CONFIDENTIAL TREATMENT REQUESTED]


         6.2      Either party may terminate this Agreement forthwith if:

                  6.2.1 the other party breaches any provision of this Agreement and, having been notified of such breach, fails to remedy it within 30 days of notification; or

                  6.2.2    any of the following events occur:

                           6.2.2.1 an order is made or a resolution passed for the winding up of the other party (other than for the purpose of a solvent scheme of reconstruction or amalgamation);

                           6.2.2.2 an administration, administrative receiver or receiver is appointed in respect of a material part of the other party's assets or business; or

                           6.2.2.3 as a consequence of financial difficulties the other party makes any voluntary arrangement with its creditors; or

                           6.2.2.4 the other party ceases to continue its business; or

                           6.2.2.5 the other party becomes unable to pay its debts as and when they fall due;

                           6.2.2.6  as a consequence of debt and/or
                  maladministration, the other party takes or suffers any similar or analogous action to those listed in Clauses 6.2.2.1 to 6.2.2.3 above.

         6.3 ACD may terminate this Agreement forthwith, without further obligations to Somantis, if the technology licensed from Somantis does not perform to the reasonable satisfaction of ACD, or cannot reasonably be commercialized because of safety or efficacy reasons, or because ACD is unable to raise appropriate funds.

7.       CONSEQUENCES OF EXPIRE AND TERMINATION
         --------------------------------------

         7.1      On expiry or termination of this Agreement for any reason:

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                                              [CONFIDENTIAL TREATMENT REQUESTED]


                  7.1.1 Subject to Clause 7.1.2, each party shall return all materials containing any Background Information in its possession or control to the party which made such Background Information available; and

                  7.1.2 Subject to Clause 7.2, the provisions of Clauses 1, 4.2, 4.4 to 4.7 inclusive, 5, 7 and 8 shall continue in full force and effect.

         7.2 Within 30 days of the date of expiry or termination of this Agreement, ACD shall notify Somantis with a final project report setting out a full description of the methods used to carry out the Research Project, the raw results arising out of the Research Project, analysis of the raw results of the Research Project and a description of any inventions made in the course of carrying out the Research Project.

         7.3 Expiry and termination of this Agreement shall be without prejudice to any other right or remedy for breach of this Agreement which either party may have which accrued on or prior to the date of expiry or termination (including, without limitation. Somantis' rights to receive the payments specified in Clause 3).

         7.4 In the event that Somantis discontinues pursuing the technology licensed to ACD under this Agreement, Somantis agrees to continue to support ACD under the terms and conditions of this Agreement.

8.       GENERAL
         -------

         8.1      Notices
                  -------

                  8.1.1 Any notice or other communication given under this Agreement shall be in writing and shall be sent by pre-paid first class mail or by fax (confirmed by pre-paid first class mail placed in the post on or on the day after the date of transmission) to the other

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                                              [CONFIDENTIAL TREATMENT REQUESTED]


         party at the address set out at the beginning of this Agreement or to such other address or fax number as may from time to time be notified to the other party in writing.

                  8.1.2 Any notice so sent by pre-paid first class mail shall be deemed to have been given on the third business day from and including the date of posting. Any notice so sent by fax (and confirmed by first class mail as aforesaid) shall be deemed to have been given the next business day following the day of transmission.

         8.2      Severability
                  ------------

         If any provision of this Agreement is declared by any judicial or other competent authority to be void, voidable, illegal or otherwise unenforceable then the remaining provisions of this Agreement shall continue in full force and effect. The judicial or other competent authority making such determination shall have the power to limit, construe or reduce the duration, scope, activity and/or area of such provision, and/or delete specific words or phrases as necessary to render, such provision enforceable.

         8.3      Waiver
                  ------

         Failure or delay by any party to exercise any right or remedy under this Agreement shall not be deemed to be a waiver of that right or remedy, or prevent it from exercising that or any other right or remedy on that occasion or on any other occasion.

         8.4      Entire Agreement and Amendments
                  -------------------------------

                  8.4.1 This Agreement constitutes the entire agreement and understanding of the parties relating to the subject matter of this Agreement and supersedes all prior oral or written agreements, representations, understandings or arrangements between the parties.

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                  8.4.2    The parties acknowledge that they are not relying on
         any agreement, understanding, arrangement, warranty, representation or term which is not set out in this Agreement.

                  8.4.3    Nothing in this Clause 8.4 shall operate to:

                  8.4.3.1 exclude any provision implied into this Agreement by law and which may not be excluded by law; or

                  8.4.3.2 limit or exclude any liability, right or remedy to a greater extent than is permissible under law.

                  8.4.4 No change may be made to this Agreement except in writing signed by the duly authorized representatives of each of the parties.

         8.5      Relationship of the Parties
                  ---------------------------

                  8.5.1 Nothing in this Agreement shall create evidence or imply any agency, partnership or joint venture between the parties.

                  8.5.2 No party shall act or describe itself as the agent of any of the other parties nor shall a party represent that it has any authority to make commitments on behalf of the other parties.

         8.6      Assignment and Sub-contracting
                  ------------------------------

         This Agreement is personal to the parties and neither party shall assign, transfer, charge, or otherwise deal in its rights or obligations under this Agreement except as expressly provided in this Agreement; provided, however, that either party may assign this agreement without consent in connection with a sale or other transfer or change in control of all or substantially all of the assets of such party to which this Agreement relates. This Agreement will be binding on successors and assigns.

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         8.7      Publicity
                  ---------

         Except as required by law or regulation, no shall make any announcement, or comment upon, or originate any publicity, or otherwise provide any information to any third party (other than its legal advisors) concerning this Agreement (including without limitation the existence of this Agreement, the performance of this Agreement and/or any dispute, arbitration or disagreement relating to this Agreement) without the prior written consent of the other parties.

         8.8      Further Assurances
                  ------------------

         As and when requested by another party, each party shall, and shall procure that their respective employees shall, do all acts and execute all documents as may be reasonably necessary to give effect to the provisions of this Agreement.

         8.9      Headings
                  --------

         The headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         8.10     Law and Jurisdiction
                  --------------------

         The validity, construction and performance of this Agreement shall be governed by the laws of New York, and the parties accept the exclusive jurisdiction of the Courts in New York in respect thereof. Both parties will abide by standard arbitration prior to any legal procedures.

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For and on behalf of                       For and on behalf of
ACD                                        SOMANTIS LIMITED


/s/ BALBIR S. BRAR                         /s/ AGAMEMNON A. EPENETOS
------------------------------------       ------------------------------------
Signed                                     signed


Balbir S. Brar                             Agamemnon A. Epenetos
------------------------------------       ------------------------------------
print name                                 print name


illegible                                  Chairman and CEO
------------------------------------       ------------------------------------
title                                      title


31/8/04                                    31/8/04
------------------------------------       ------------------------------------
date                                       date




                      ACD Research PROJECT PLAN SCHEDULE I

[CONFIDENTIAL TREATMENT REQUESTED]

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